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[SIGNATURE]
                         EXHIBIT IV
                         __________

             CONSENT OF INDEPENDENT ACCOUNTANTS
             __________________________________


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 33-36862, 33-44594, 33-43073,
33-49411, 33-56207 and 33-06335) of IBM  Credit  Corporation
of our report dated January 20, 1997, except as to the Subsequent Event note on page 38, which is as of January 24, 1997, appearing on page 14 of this Form 10-K.




/s/Price Waterhouse LLP
Stamford, CT
March 25, 1997


































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